SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549


                                 FORM 8-K


                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934

                   Date of report: January 18, 2000
          Date of earliest event reported: January 18, 2000



                             PFIZER INC.
      (Exact name of registrant as specified in its charter)



     Delaware              1-3619                13-5315170
(State or other       (Commission File        (I.R.S. Employer
 jurisdiction of           Number)           Identification No.)
 incorporation)


          235 East 42nd Street
           New York, New York                           10017
(Address of principal executive offices)             (Zip Code)


          Registrant's telephone number, including area code:
                             (212) 573-2323

Item 5. Other Events

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Pfizer Inc. dated January 18, 2000, reporting Pfizer's financial results for the fourth quarter of 1999, including fourth quarter 1999 Supplemental Information and "Q & A" discussion.

Item 7(c).  Exhibits

99    Press Release of Pfizer Inc. dated January 18, 2000 reporting Pfizer's financial results for the fourth quarter of 1999, including fourth quarter 1999 Supplemental Information and "Q & A" discussion.



SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

PFIZER INC.



By:    /s/ Margaret M. Foran
Name:  Margaret M. Foran
Title: Vice President-
Corporate Governance
Dated:  January 18, 2000


Index to Exhibits

    Number     Description

99 Press Release of Pfizer Inc. dated January 18, 2000 reporting Pfizer's financial results for the fourth quarter of 1999, including fourth quarter 1999 Supplemental Information and "Q & A" discussion.